UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: March 31, 2023

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Dividend Income Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

SEMI-ANNUAL REPORT		SEPTEMBER 30, 2022

Investment Adviser:
GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
SEPTEMBER 30, 2022

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholders:

Introduction

For the period April 1, 2022 through September 30, 2022, all of GQG’s mutual fund strategies benefited from our decision to maintain an overweight to the energy sector relative to the fund’s benchmark. That positioning reflected bottom up, company-specific analyses as well as an awareness of macroeconomic conditions.

Important macro trends that we observed during the period included rising interest rates to address an increase in inflation and a strengthening US dollar. The tightening of monetary policy resulted in the compression of equity valuation multiples while the stronger US dollar had a more nuanced impact. Multi-national companies domiciled in the US typically report lower currency adjusted growth rates when their foreign sales and profits are translated back to a stronger US dollar. Meanwhile, non-US companies exporting to the US often benefit when they translate the results from their US operations as their reported revenue and earnings growth are higher than they would be if there was no change in the exchange rates during the period.

Our Analysis is Led by the Evolution of Company Level Data…

Throughout time, human beings have held a spectrum of fascinating beliefs, including haunted houses and alchemy. More recently, we have observed the belief in monetary machinations — that what drives a cycle up will never end and what drives a cycle down will end quite abruptly.

Our beliefs are grounded in forward-looking fundamental analysis and an approach that follows the data. While others may think this year’s outperformance of “old economy” stocks is only transitory, we believe it could last much longer. We have seen earnings accruing to forgotten areas of equity markets from the “Covid winners.” We have also observed changes in individual stock betas, with large increases in certain sectors including communication services, information technology, and consumer discretionary and large decreases in sectors like energy. We believe these betas suggest that the market views energy as providing a more durable earnings stream than sectors like consumer discretionary or information technology. The valuations of select energy companies are flat or down this year despite record free cash flow generation, which is the opposite of what typically characterizes the end of a cycle.

We were overweight the energy sector across our portfolios during the April 2022-September 2022 period. We believed that the fundamental trends were strong even before the war in Ukraine due to years of underinvestment resulting in lower supplies of certain commodities. Our view is that commodity price cycles can last longer than many investors currently appreciate due to this supply dynamic. The lack of capital spending on oil and natural gas exploration, in particular, during the last several years coupled with what we consider to be

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

real discipline in production growth by the larger energy companies and OPEC+ may provide a floor above $75 for crude oil prices in the medium-term.

Regarding demand, if the global economy continues to slow, or even enters a mild recession, we believe that demand for oil and natural gas will not decline materially. Meanwhile, the release of strategic petroleum reserves around the world to address higher prices earlier in the year appears to be nearing its end. These reserves are likely to be re-stocked during the next 12-18 months and act as a source of incremental demand. However, if economic conditions deteriorate and the threat of a deep recession increases, we will likely see lower demand impacting near-term earnings power. We expect to monitor the relevant data closely and adapt to the changing environment.

In addition, we have observed a renewed focus on profitability from many energy companies, resulting in strong free cash flow and solid balance sheets. We have also witnessed a commitment from their management teams to return capital to shareholders. The energy names we own are expected to pay what we consider to be meaningful dividends, which may cushion some of the potential volatility in their stock prices as investors monitor the pace of economic activity.

We recognize that some investors still believe there will be a rebound in valuations of the more expensive companies that have recently declined. However, we have witnessed two nearly decade-long periods of multiple compression for the most expensive names after the dot-com bust and in the 1970s. We think the 1970s is particularly relevant as several conditions exist today (high oil prices, shifts in monetary policy, high and persistent inflation) that rhyme with what was happening then. Regardless of what part of the cycle we are in, we believe that earnings are like gravity and prices eventually accrue to wherever the earnings are going. We will continue to focus on finding quality businesses with durable earnings at reasonable valuations, wherever we can find them.

…But Macro Awareness Can Be Important to Bottom Up Investors

Back in 2014, the head of the Bank of International Settlements, Claudio Borio, was discussing the state of current global monetary affairs. This was on the heels of 2013’s taper tantrum in the US, as well as what would have been year four or so of zero rates and “unconventional monetary policy”. Back then, it was clear to some folks that the “abnormal was the new normal”. He probably did not realize how right he would ultimately be.

Fast forward to 2022, and this appears to be what we are witnessing again, but this time, eight years of zero interest rate policies, or in Switzerland and Japan negative interest rate policies, have produced a wide-ranging array of impacts on risk assets. While it would be great if we lived in a world where every investor was not hanging onto every comment from a central bank, this is literally the landscape in which we find ourselves. As a reminder, we are not in the business of predicting what some group of alphabet soup will or will not do with monetary policy. However, we very much are in the business of managing risk, and in our view, this became increasingly more acute during the April 2022 – September 2022

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

period as both bond and equity market volatility spiked, thus sending the bond and equity markets lower.

Despite the fact we are not macro investors, making allocation decisions on a top-down basis, we are very much macro aware. Not having an awareness to the macro conditions to which companies operate in is not a very profitable enterprise in our view. Coming out of an environment where the cost of capital was functionally zero, and access to that zero cost of capital was seemingly unlimited, is very different than the one we find ourselves in today as interest rates are on the rise to combat inflation running in the mid-to-high single digits in developed, and developing, countries.

A nation’s current account deficit/surplus is a measure of trade balances, representing the differences between the cost of imports versus exports. A country that imports too many goods that are growing in price, while not offsetting those costs by increasing their exports, will generally leave a hole in the government’s coffers. To make matters worse, if the soaring deficits are something that cannot be controlled internally, say by being energy independent, then those deficits have to be made up by one of two primary sources: either foreign demand for government debt or by internal financing of government debt (more colloquially known as printing money). Unfortunately, the spiral does not stop there because if the former (potential foreign creditors) smell the latter (debt monetization) then the nation’s currency tends to weaken relative to others, which we believe contributed to the strength in the US dollar during the period.

So why all of this deficit talk when deficits have not mattered for several decades? It turns out that sometimes they do matter, and in a big way. This type of “market rebellion” with a spike in bond yields and a declining currency is typically an emerging markets (EM) phenomenon, where countries that need access to hard currency like US dollars to satisfy non-local currency denominated liabilities accumulated when rates were cheaper abroad than at home cannot inflate their way out of a debt spiral with a currency they cannot print. Similarly, several developed market nations are now finding the EM playbook to be quite problematic because while the UK, Europe, and Japan cannot print US Dollars, they also cannot print energy. With this financing problem, and global investors no longer seeming to have an unsatiable appetite for financing perpetual current account deficits, could certain EM countries, and therefore companies, actually turn out to be in much better shape than many “developed” nations? In our view, they can, but we must be highly selective.

Certain brands on the luxury side of the global market saw strong volume growth, not simply price growth, suggesting that some consumers, generally at the higher end of things, are in decent shape. India is seeing strong, double-digit growth in mortgages outside of Tier 1 cities in 2022. In our view, these green shoots are something the market is starting to appreciate as evidenced by India’s recent outperformance versus the broader MSCI EM Index as well as some developed equity markets on the year. Notice as well, that while we spent quite a bit of time explaining the macro backdrop, all of these conditions, in our view, are highly informative to company specific, bottom-up, investments. Ignoring the impact

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

of currencies on company earnings or ignoring the energy supply dearth, to us, can leave investors on the wrong side of the portfolio returns ledger.

Despite the bear equity market in most countries around the world this year, we are choosing to see the glass as half full. We were early adopters of a higher-for-longer inflation argument at the end of last year and positioned our portfolios accordingly, in our opinion, at that time. While others may still be in that camp, our view has evolved. The leading indicators that informed our perspective last year appear to be falling while the year-over-year inflation comparisons will only get more difficult, in our view, during the next few months, which may result in a deceleration of consumer price increases. We do not believe the investment community has to see an imminent inflation print of 2% to get more bullish on equity markets. If inflation demonstrates a solid inflection to the downside, we think that will be enough to unleash the requisite animal spirits.

Conclusion

While earnings growth may decline in the near term if the global economy enters a recession, valuation multiples for certain companies have compressed to levels that are discounting more aggressive downward revisions to earnings than are warranted, in our opinion. We will continue to evaluate the direct and second order effects from the war in Ukraine as well as global economic growth in the wake of tighter central bank policy. We believe this adaptability to reposition our portfolios is a hallmark of our process and we will continue to go where the data leads us.

We believe that the iron law of active management is the combination of breadth and skill. As global investors, we believe we have a quality team and enough universe coverage to capture the former. If we can get the outlook for earnings durability correct, we believe that more often than not we can get the latter correct as well. Given all of the cross currents in the world, this should be a great time for active management to shine as we strive to navigate this potential “new abnormal” better than others.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through September 30, 2022, Institutional Shares of the GQG Partners Emerging Markets Equity Fund outperformed the benchmark MSCI Emerging Markets Index by 501 basis points, posting a total return of -16.69 per cent versus a benchmark return of -21.70 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy and stock selection in Consumer Staples and Energy. The largest detractors to relative performance were stock selection in Materials, stock selection in Information Technology and an underweight to Consumer Discretionary. On a country basis, the largest contributors to relative performance were an overweight to India, stock selection in Brazil and an underweight to South Korea. The largest detractors to relative performance were stock selection in China and underweights to China and Saudi Arabia.

During the period, we added exposure to the Communication Services and Consumer Discretionary sectors. We were able to identify certain companies in each sector that we considered to be quality businesses that were selling at reasonable valuations, in our opinion, and expected to generate annualized total shareholder returns of 10% or more during the next three to five years.

In contrast, we reduced exposure to the Materials sector where we exited or sized down stocks that we felt would be impacted by the rising interest rate environment and its potential pressure on global economic activity.

Notable Contributor to Performance

ITC Limited - ITC is a tobacco company with a portfolio of other businesses including packaged foods, personal care products, agriculture, paper and hotels. The company is based in India. The stock increased during the period due to a solid earnings release. The normalization of India’s economy in the wake of the pandemic benefitted ITC’s paper and hotels divisions while cigarette volumes were in-line with consensus estimates. The agriculture business was particularly strong, helped by an increase in wheat and rice exports to address global shortages from the war in Ukraine.

Notable Detractor to Performance

Taiwan Semiconductor Manufacturing Company - TSMC is a semiconductor manufacturer based in Taiwan. The stock declined during the period as the company acknowledged that chip inventories were likely to rise into year-end due to slower than expected demand from several end markets, including smartphones.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Markets Equity Fund) captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,398 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

SECTOR WEIGHTING †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.8%

	Shares	Value

BRAZIL — 11.5%
Centrais Eletricas Brasileiras	22,113,211	$176,125,633
Petroleo Brasileiro ADR	37,762,604	465,990,533
Vale	31,280,840	417,436,430

		1,059,552,596

CHINA — 12.8%
Baoshan Iron & Steel, Cl A	70,418,912	52,080,867
Beijing Oriental Yuhong Waterproof Technology, Cl A	11,176,644	41,478,458
China Construction Bank, Cl H	163,807,494	94,546,988
China Merchants Bank, Cl H	19,334,510	89,474,582
China Resources Beer Holdings	9,723,975	67,450,470
Geely Automobile Holdings	50,722,602	69,411,211
JD.com, Cl A	1,907,526	48,121,881
Kweichow Moutai, Cl A	835,483	219,883,468
NetEase	6,384,737	96,339,004
PetroChina, Cl H	410,118,157	167,646,997
PICC Property & Casualty, Cl H	87,960,415	90,955,556
Pinduoduo ADR *	2,294,690	143,601,700

		1,180,991,182

FRANCE — 2.9%
TotalEnergies	5,763,000	270,259,119

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HONG KONG — 1.2%
AIA Group	13,244,101	$110,265,643

INDIA — 32.2%
Bajaj Finserv	756,960	15,477,230
Bharti Airtel	18,524,265	181,296,586
Cipla	9,337,016	127,296,686
HDFC Asset Management	4,864,125	112,373,644
Housing Development Finance	15,841,942	441,982,743
ICICI Bank	24,477,074	256,991,122
Infosys	3,636,783	62,342,805
Infosys ADR	6,180,793	104,888,057
ITC	141,890,658	576,676,902
JSW Steel	9,901,156	76,344,803
NTPC	22,609,160	44,157,108
Power Grid Corp of India	37,070,572	96,254,111
Reliance Industries	13,553,044	393,337,504
State Bank of India	30,088,688	194,856,003
Sun Pharmaceutical Industries	15,361,949	178,411,178
Tata Steel	85,038,115	102,664,608

		2,965,351,090

INDONESIA — 4.2%
Bank Central Asia	356,034,752	198,752,625
Bank Mandiri Persero	156,426,217	96,052,056
Telkom Indonesia Persero	310,145,684	90,390,709

		385,195,390

ITALY — 1.0%
Eni	8,899,635	94,553,188

MACAO — 1.2%
Galaxy Entertainment Group	18,230,557	107,153,842

MEXICO — 5.1%
America Movil	170,552,314	140,716,792
Sitios Latinoamerica*	8,527,616	3,889,008
Wal-Mart de Mexico	91,476,208	321,776,063

		466,381,863

NETHERLANDS — 6.7%
ASML Holding	432,302	179,021,051

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

NETHERLANDS (continued)
Heineken	2,852,415	$249,003,467
Shell	7,498,246	186,953,846

		614,978,364

RUSSIA — 0.0%
Gazprom PJSC (A)	30,141,513	4,931
LUKOIL PJSC (A)	2,087,971	342
MMC Norilsk Nickel PJSC (A)	15,556	2
Polymetal International (A)	939,651	154
Polyus PJSC (A)	426,420	70
Rosneft Oil PJSC (A)	23,574,787	3,857
Severstal PAO (A)	772,406	126

		9,482

SOUTH AFRICA — 1.0%
Capitec Bank Holdings	297,173	25,640,753
FirstRand	20,966,440	70,487,909

		96,128,662

SOUTH KOREA — 1.5%
POSCO	453,663	66,174,787
SK Telecom	2,121,306	74,889,806

		141,064,593

TAIWAN — 5.0%
Taiwan Semiconductor Manufacturing	17,033,681	225,788,124
Taiwan Semiconductor Manufacturing ADR	3,478,117	238,459,702

		464,247,826

THAILAND — 1.0%
Kasikornbank	23,295,612	88,519,956

UNITED STATES — 3.5%

Energy — 2.0%
Exxon Mobil	2,120,644	185,153,428

Information Technology — 1.5%
Lam Research	389,166	142,434,756

TOTAL UNITED STATES		327,588,184

Total Common Stock (Cost $9,281,441,481)		8,372,240,980

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

PREFERRED STOCK — 7.5%

	Shares	Value

BRAZIL — 7.5%
Banco Bradesco(B)	51,971,582	$190,635,012
Itau Unibanco Holding(B)	48,738,425	252,304,261
Petroleo Brasileiro(B)	44,440,321	246,158,059

Total Preferred Stock (Cost $685,124,591)		689,097,332

Total Investments— 98.3% (Cost $9,966,566,072)		$9,061,338,312

Percentages are based on Net Assets of $9,218,960,888.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock
Brazil	$1,059,552,596	$—	$—	$1,059,552,596
China	143,601,700	1,037,389,482	—	1,180,991,182
France	—	270,259,119	—	270,259,119
Hong Kong	—	110,265,643	—	110,265,643
India	104,888,057	2,860,463,033	—	2,965,351,090
Indonesia	—	385,195,390	—	385,195,390
Italy	—	94,553,188	—	94,553,188
Macao	—	107,153,842	—	107,153,842
Mexico	466,381,863	—	—	466,381,863
Netherlands	—	614,978,364	—	614,978,364
Russia	—	—	9,482	9,482
South Africa	—	96,128,662	—	96,128,662
South Korea	—	141,064,593	—	141,064,593
Taiwan	238,459,702	225,788,124	—	464,247,826
Thailand	—	88,519,956	—	88,519,956
United States	327,588,184	—	—	327,588,184

Total Common Stock	2,340,472,102	6,031,759,396	9,482	8,372,240,980

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

Investments in Securities	Level 1	Level 2	Level 3†	Total

Preferred Stock

Brazil	$689,097,332	$—	$—	$689,097,332

Total Investments in Securities	$3,029,569,434	$6,031,759,396	$9,482	$9,061,338,312

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through September 30, 2022, Institutional Shares of the GQG Partners Global Quality Equity Fund outperformed the benchmark MSCI ACWI Index by 416 basis points, posting a total return of -17.24 per cent versus a benchmark return of -21.40 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Energy and stock selection in Financials. The largest detractors to relative performance were stock selection in Information Technology, Materials and Consumer Discretionary. On a country basis, the largest contributors to relative performance were stock selection in the United States, Brazil and the United Kingdom. The largest detractors to relative performance were an underweight to China, stock selection in Canada and stock selection in China.

During the period, we added exposure to the Information Technology and Financials sectors. In Information Technology, we observed the contraction of valuation multiples from what we considered to be excessive heights to levels more in-line with historical norms for a few industry-leading businesses that we think have either monopoly-type characteristics or premium franchises with secular tailwinds. In Financials, we identified select companies that are expected to benefit from a rising interest rate environment and/or solid loan growth.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Petroleo Brasileiro S.A. - Petrobras is an oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals and power generation. The firm is headquartered in Brazil. The stock rallied after reporting earnings well ahead of consensus expectations, helped in part by strong margins in their refinery business. In addition, the company announced a dividend that was higher than expected and noted that this return of capital to shareholders was sustainable.

Notable Detractor to Performance

Advanced Micro Devices - Advanced Micro Devices designs semiconductors that are used in personal computers, professional workstations, servers and gaming consoles. The company is based in California. The stock declined on concerns that demand for personal computers and gaming consoles was deteriorating and likely to negatively impact earnings growth in the second half of 2022.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 24 Developed Markets (DM) and 26 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

SECTOR WEIGHTING†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.9%

	Shares	Value

AUSTRALIA — 3.1%
Glencore	6,149,820	$32,310,047

BRAZIL — 3.8%
Petroleo Brasileiro ADR	1,541,947	19,027,626
Vale	1,528,860	20,402,325

		39,429,951

CANADA — 3.3%
Enbridge	933,393	34,793,777

DENMARK — 2.3%
Novo Nordisk, Cl B	219,652	21,871,449
Novo Nordisk ADR	18,380	1,831,199

		23,702,648

FRANCE — 3.3%
TotalEnergies	727,574	34,119,991

GERMANY — 1.6%
Deutsche Telekom	985,681	16,771,138

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDIA — 6.2%
HDFC Bank ADR	800,521	$46,766,437
ICICI Bank ADR	820,813	17,212,449

		63,978,886

LUXEMBOURG — 1.0%
ArcelorMittal	193,724	3,853,218
ArcelorMittal ADR	315,563	6,282,859

		10,136,077

NETHERLANDS — 1.9%
ASML Holding	46,543	19,273,972

RUSSIA — 0.0%
LUKOIL PJSC (A)	57,094	9

UNITED KINGDOM — 8.9%
AstraZeneca	90,874	9,987,457
AstraZeneca ADR	762,768	41,830,197
British American Tobacco	635,368	22,777,541
British American Tobacco ADR	517,154	18,358,967

		92,954,162

UNITED STATES — 57.5%

Consumer Staples — 2.7%
Philip Morris International	343,294	28,496,835

Energy — 12.5%
Devon Energy	403,655	24,271,775
Exxon Mobil	697,336	60,884,406
Occidental Petroleum	552,951	33,978,839
Schlumberger	292,426	10,498,094

		129,633,114

Financials — 9.6%
Bank of America	1,138,144	34,371,949
Berkshire Hathaway, Cl B *	79,200	21,147,984
Berkshire Hathaway, Cl A *	12	4,877,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials (continued)
Charles Schwab	541,353	$38,907,040

		99,304,613

Health Care — 8.3%
Eli Lilly	60,204	19,466,963
Humana	32,191	15,618,751
UnitedHealth Group	102,217	51,623,674

		86,709,388

Industrials — 2.9%
Lockheed Martin	76,584	29,583,633
Northrop Grumman	122	57,379

		29,641,012

Information Technology — 19.3%
Advanced Micro Devices *	454,226	28,779,759
Analog Devices	105,486	14,698,419
Apple	119,775	16,552,905
Autodesk*	116,591	21,779,199
Lam Research	60,804	22,254,264
Microsoft	176,426	41,089,615
Monolithic Power Systems	21,193	7,701,536
ServiceNow*	28,618	10,806,443
Visa, Cl A	208,873	37,106,289

		200,768,429

Utilities — 2.2%
Exelon	606,851	22,732,639

TOTAL UNITED STATES		597,286,030

Total Common Stock (Cost $993,485,779)		964,756,688

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

PREFERRED STOCK — 4.5%

	Shares	Value

BRAZIL — 4.5%
Itau Unibanco Holding(B)	5,058,120	$26,184,376
Petroleo Brasileiro(B)	3,665,581	20,303,910

Total Preferred Stock (Cost $45,055,441)		46,488,286

Total Investments— 97.4% (Cost $1,038,541,220)		$1,011,244,974

Percentages are based on Net Assets of $1,038,353,358.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock
Australia	$—	$32,310,047	$—	$32,310,047
Brazil	39,429,951	—	—	39,429,951
Canada	34,793,777	—	—	34,793,777
Denmark	1,831,199	21,871,449	—	23,702,648
France	—	34,119,991	—	34,119,991
Germany	—	16,771,138	—	16,771,138
India	63,978,886	—	—	63,978,886
Luxembourg	6,282,859	3,853,218	—	10,136,077
Netherlands	—	19,273,972	—	19,273,972
Russia	—	—	9	9
United Kingdom	60,189,164	32,764,998	—	92,954,162
United States	597,286,030	—	—	597,286,030

Total Common Stock	803,791,866	160,964,813	9	964,756,688

Preferred Stock
Brazil	46,488,286	—	—	46,488,286

Total Investments in Securities	$850,280,152	$160,964,813	$9	$1,011,244,974

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through September 30, 2022, Institutional Shares of the GQG Partners US Select Quality Equity Fund outperformed the benchmark S&P 500 Index by 293 basis points, posting a total return of -17.27 per cent versus a benchmark return of -20.20 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Energy and an overweight to Consumer Staples. The largest detractors to relative performance were stock selection in Information Technology, Materials and Consumer Staples.

During the period, we increased exposure to the Information Technology and Financials sectors. In Information Technology, we observed the contraction of valuation multiples from what we considered to be excessive heights to levels more in-line with historical norms for a few industry-leading businesses that we think have either monopoly-type characteristics or premium franchises with secular tailwinds. In Financials, we identified select companies that are expected to benefit from a rising interest rate environment and/or solid loan growth.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Eli Lilly - Eli Lilly is a biopharmaceutical company based in Indiana. The firm’s portfolio consists of products for diabetes, cancer, immunology and neurology. We believe that the shares increased during the period due to solid earnings reports and news that the U.S. Food and Drug Administration approved a new autoimmune therapy.

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

SECTOR WEIGHTING†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.3%

	Shares	Value

UNITED KINGDOM — 3.6%

AstraZeneca ADR	746,818	$40,955,499

UNITED STATES — 90.7%

Consumer Discretionary — 2.0%
Home Depot	84,327	23,269,192

Consumer Staples — 2.4%
Philip Morris International	325,024	26,980,242

Energy — 19.0%
Devon Energy	668,475	40,195,401
Exxon Mobil	977,932	85,383,243
Occidental Petroleum	931,768	57,257,144
Schlumberger	924,398	33,185,888

		216,021,676

Financials — 14.1%
American International Group	493,398	23,426,537
Bank of America	1,613,064	48,714,533
Berkshire Hathaway, Cl A *	42	17,071,740
Berkshire Hathaway, Cl B *	64,036	17,098,893
Charles Schwab	757,000	54,405,590

		160,717,293

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Health Care — 15.7%
Eli Lilly	100,204	$32,400,963
Humana	46,624	22,621,499
Johnson & Johnson	199,755	32,631,977
Stryker	121,451	24,598,685
UnitedHealth Group	130,866	66,092,565

		178,345,689

Industrials — 4.9%
Lockheed Martin	114,718	44,314,416
Northrop Grumman	23,729	11,160,224

		55,474,640

Information Technology — 28.3%
Advanced Micro Devices *	649,599	41,158,593
Analog Devices	181,452	25,283,522
Apple	222,810	30,792,342
Autodesk *	163,915	30,619,322
Lam Research	105,168	38,491,488
Microsoft	267,303	62,254,869
Monolithic Power Systems	28,389	10,316,563
ServiceNow *	72,755	27,473,015
Visa, Cl A	311,619	55,359,115

		321,748,829

Utilities — 4.3%

Exelon	1,292,959	48,434,244

TOTAL UNITED STATES		1,030,991,805

Total Common Stock (Cost $1,065,913,595)		1,071,947,304

Total Investments— 94.3% (Cost $1,065,913,595)		$1,071,947,304

Percentages are based on Net Assets of $1,136,280,553.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2022 (Unaudited)

As of September 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through September 30, 2022, Institutional Shares of the GQG Partners Global Quality Dividend Income Fund outperformed the MSCI ACWI High Dividend Yield Index by 369 basis points, posting a total return of -14.13 per cent versus a benchmark return of -17.82 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy and underweights to Information Technology and Financials. The largest detractors to relative performance were stock selection in Consumer Staples and underweights to Consumer Staples and Financials. On a country basis, the largest contributors to relative performance were stock selection in Brazil, Denmark and Germany. The largest detractors to relative performance were stock selection in the United States, stock selection in India and an overweight to Denmark.

During the period, we added exposure to the Financials and Information Technology sectors. In Financials, we identified select companies that are expected to benefit from a rising interest rate environment and/or solid loan growth. In Information Technology, we observed the contraction of valuation multiples from what we considered to be excessive heights to levels more in-line with historical norms for a few industry-leading businesses that we think have either monopoly-type characteristics or premium franchises with secular tailwinds.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Itau Unibanco - Itau Unibanco is a financial institution offering retail, corporate and investment banking services as well as life, property and casualty insurance. The company is based in Brazil. Itau reported better than expected earnings during the period with what we considered to be strong loan growth and increases in net interest income with no material deterioration in asset quality. The company also raised guidance for the rest of 2022, increasing its loan and fee growth targets, citing positive macro and employment conditions.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. We believe that the stock declined during the period on weakness in iron ore prices. Investors appear concerned about an increasing probability of economic recession as central banks tighten monetary policy to combat inflation.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

Definition of the Comparative Index

MSCI ACWI High Dividend Yield Index is based on MSCI ACWI, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

SECTOR WEIGHTING †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.5%

	Shares	Value

AUSTRALIA — 2.9%
Glencore	249,508	$1,310,870
Rio Tinto ADR	12,336	679,220

		1,990,090

BRAZIL — 11.8%
Itau Unibanco Holding ADR	352,249	1,821,128
Petroleo Brasileiro ADR	345,516	4,263,667
Vale ADR, Cl B	161,041	2,145,066

		8,229,861

CANADA — 4.7%
Enbridge	70,906	2,643,139
Fortis	16,880	644,709

		3,287,848

CHINA — 2.4%
China Construction Bank, Cl H	2,073,467	1,196,771
China Merchants Bank, Cl H	105,361	487,581

		1,684,352

DENMARK — 2.0%
Novo Nordisk ADR	14,349	1,429,591

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FRANCE — 3.7%
BNP Paribas	15,425	$651,276
TotalEnergies	40,943	1,920,045

		2,571,321

GERMANY — 3.4%
Deutsche Telekom	91,771	1,561,463
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	3,404	819,081

		2,380,544

INDIA — 1.4%
Infosys ADR	58,055	985,193

ITALY — 1.6%
Eni ADR	54,101	1,143,695

JAPAN — 1.8%
Tokio Marine Holdings	70,467	1,252,289

RUSSIA — 0.0%
Gazprom PJSC (A)	177,982	29
MMC Norilsk Nickel PJSC (A)	1,511	—
Polyus PJSC (A)	1,565	1
Rosneft Oil PJSC (A)	134,799	22

		52

SINGAPORE — 0.7%
CapitaLand Ascendas ‡	259,131	483,823

TAIWAN — 2.1%
Taiwan Semiconductor Manufacturing ADR	21,832	1,496,802

UNITED KINGDOM — 7.1%
AstraZeneca ADR	59,341	3,254,261
British American Tobacco ADR	48,332	1,715,786

		4,970,047

UNITED STATES — 47.9%

Consumer Discretionary — 1.0%
McDonald’s	3,117	719,216

Consumer Staples — 3.8%
Philip Morris International	21,283	1,766,702

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Consumer Staples (continued)
Procter & Gamble	7,134	$900,667

		2,667,369

Energy — 9.4%
Devon Energy	33,982	2,043,338
Exxon Mobil	40,959	3,576,130
ONEOK	18,816	964,132

		6,583,600

Financials — 6.3%
Bank of America	56,528	1,707,146
Blackstone, Cl A	10,971	918,273
Charles Schwab	25,151	1,807,602

		4,433,021

Health Care — 10.0%
AbbVie	10,032	1,346,395
Johnson & Johnson	13,331	2,177,752
Roche Holding	4,820	1,572,974
UnitedHealth Group	3,736	1,886,829

		6,983,950

Industrials — 6.6%
L3Harris Technologies	6,892	1,432,364
Lockheed Martin	4,823	1,863,077
United Parcel Service, Cl B	8,366	1,351,444

		4,646,885

Information Technology — 6.1%
Analog Devices	8,944	1,246,257
Broadcom	1,360	603,854
Lam Research	1,550	567,300
Oracle	13,462	822,124
Texas Instruments	6,416	993,068

		4,232,603

Utilities — 4.7%
Atmos Energy	9,814	999,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Utilities (continued)
Exelon	60,024	$2,248,499

		3,248,055

TOTAL UNITED STATES		33,514,699

Total Common Stock (Cost $71,534,916)		65,420,207

Total Investments— 93.5% (Cost $71,534,916)		$65,420,207

Percentages are based on Net Assets of $69,989,668.

(A)	Level 3 security in accordance with fair value hierarchy.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Common Stock
Australia	$679,220	$1,310,870	$—	$1,990,090
Brazil	8,229,861	—	—	8,229,861
Canada	3,287,848	—	—	3,287,848
China	—	1,684,352	—	1,684,352
Denmark	1,429,591	—	—	1,429,591
France	—	2,571,321	—	2,571,321
Germany	—	2,380,544	—	2,380,544
India	985,193	—	—	985,193
Italy	1,143,695	—	—	1,143,695
Japan	—	1,252,289	—	1,252,289
Russia	—	—	52	52
Singapore	—	483,823	—	483,823
Taiwan	1,496,802	—	—	1,496,802
United Kingdom	4,970,047	—	—	4,970,047
United States	31,941,725	1,572,974	—	33,514,699

Total Common Stock	54,163,982	11,256,173	52	65,420,207

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

Investments in Securities	Level 1	Level 2	Level 3†	Total

Total Investments in Securities	$54,163,982	$11,256,173	$52	$65,420,207

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through September 30, 2022, Institutional Shares of the GQG Partners International Quality Dividend Income Fund outperformed the MSCI ACWI ex USA High Dividend Yield Index by 672 basis points, posting a total return of -15.24 per cent versus a benchmark return of -21.96 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Healthcare and an overweight to Consumer Staples. The largest detractors to relative performance were stock selection in Information Technology, an overweight to Healthcare and an underweight to Materials. On a country basis, the largest contributors to relative performance were stock selection in the United States, Brazil and the United Kingdom. The largest detractors to relative performance were an overweight to the United States, stock selection in Canada and an underweight to Japan.

During the period, we increased exposure to the Information Technology sector where we observed the contraction of valuation multiples from what we considered to be excessive heights to levels more in-line with historical norms for a few industry-leading businesses that we think have either monopoly-type characteristics or premium franchises with secular tailwinds.

In contrast, we reduced exposure to the Materials sector where we exited or sized down stocks that we felt would be impacted by the rising interest rate environment and its potential pressure on global economic activity.

Notable Contributor to Performance

Petroleo Brasileiro S.A. - Petrobras is an oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals and power generation. The firm is headquartered in Brazil. The stock rallied after reporting earnings well ahead of consensus expectations, helped in part by strong margins in their refinery business. In addition, the company announced a dividend that was higher than expected and noted that this return of capital to shareholders was sustainable.

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

Definition of the Comparative Index

MSCI ACWI ex USA High Dividend Yield Index is based on MSCI ACWI ex USA, its parent index, and includes large and mid cap stocks across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

SECTOR WEIGHTING †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.0%

	Shares	Value

AUSTRALIA — 4.9%
Glencore	579,060	$3,042,277
Rio Tinto ADR	15,835	871,875

		3,914,152

BRAZIL — 13.6%
Ambev ADR	157,333	445,253
Banco Bradesco ADR	310,691	1,143,342
Itau Unibanco Holding ADR	483,095	2,497,601
Petroleo Brasileiro ADR	411,120	5,073,221

Vale ADR, Cl B	128,301	1,708,969

		10,868,386

CANADA — 14.0%
Algonquin Power & Utilities	124,771	1,370,252
Emera	58,230	2,368,527
Enbridge	110,226	4,108,858
Fortis	57,715	2,204,347
Tourmaline Oil	22,604	1,180,991

		11,232,975

CHINA — 1.9%
China Merchants Bank, Cl H	310,127	1,435,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

CHINA (continued)
PetroChina, Cl H	188,975	$77,249

		1,512,428

DENMARK — 2.7%
Novo Nordisk, Cl B	21,544	2,145,205

FRANCE — 4.7%
BNP Paribas	33,899	1,431,288
TotalEnergies	49,241	2,309,184

		3,740,472

GERMANY — 2.9%
Deutsche Telekom	74,665	1,270,408
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	4,475	1,076,788

		2,347,196

INDIA — 6.8%
Infosys ADR	83,276	1,413,194
ITC	589,945	2,397,675
NTPC	407,400	795,678
Power Grid Corp of India	312,973	812,637

		5,419,184

INDONESIA — 1.7%
Bank Mandiri Persero	2,274,058	1,396,364

ITALY — 1.4%
Eni	103,656	1,101,282

MEXICO — 1.9%
Wal-Mart de Mexico	442,016	1,554,832

NETHERLANDS — 2.3%
Shell	73,757	1,838,984

RUSSIA — 0.0%
Gazprom PJSC (A)	141,071	23
MMC Norilsk Nickel PJSC (A)	866	—
Polyus PJSC (A)	1,135	1
Rosneft Oil PJSC (A)	98,129	16

		40

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

SINGAPORE — 0.5%
CapitaLand Ascendas ‡	223,945	$418,127

SOUTH AFRICA — 0.4%
Capitec Bank Holdings	3,313	285,853

SOUTH KOREA — 1.8%
SK Telecom	37,877	1,337,196
SK Telecom ADR	3,663	70,549

		1,407,745

SWITZERLAND — 2.8%
Novartis	29,665	2,267,200

TAIWAN — 4.4%
Taiwan Semiconductor Manufacturing ADR	51,011	3,497,314

UNITED KINGDOM — 11.2%
AstraZeneca	38,029	4,179,556
British American Tobacco	118,076	4,232,950
HSBC Holdings	104,264	545,483

		8,957,989

UNITED STATES — 14.1%

Consumer Staples — 7.1%
Nestle	22,318	2,419,864
Philip Morris International	39,120	3,247,351

		5,667,215

Energy — 3.2%
Exxon Mobil	29,674	2,590,837

Health Care — 3.8%
Roche Holding	9,183	2,996,808

TOTAL UNITED STATES		11,254,860

Total Common Stock (Cost $82,644,889)		75,160,588

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

PREFERRED STOCK — 1.1%

	Shares	Value

BRAZIL — 1.1%

Petroleo Brasileiro(B) Cost (854,904)	155,956	$863,851

Total Investments— 95.1% (Cost $83,499,793)		$76,024,439

Percentages are based on Net Assets of $79,909,859.

(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Common Stock
Australia	$871,875	$3,042,277	$—	$3,914,152
Brazil	10,868,386	—	—	10,868,386
Canada	11,232,975	—	—	11,232,975
China	—	1,512,428	—	1,512,428
Denmark	—	2,145,205	—	2,145,205
France	—	3,740,472	—	3,740,472
Germany	—	2,347,196	—	2,347,196
India	1,413,194	4,005,990	—	5,419,184
Indonesia	—	1,396,364	—	1,396,364
Italy	—	1,101,282	—	1,101,282
Mexico	1,554,832	—	—	1,554,832
Netherlands	—	1,838,984	—	1,838,984
Russia	—	—	40	40
Singapore	—	418,127	—	418,127
South Africa	—	285,853	—	285,853
South Korea	70,549	1,337,196	—	1,407,745
Switzerland	—	2,267,200	—	2,267,200
Taiwan	3,497,314	—	—	3,497,314
United Kingdom	—	8,957,989	—	8,957,989
United States	5,838,188	5,416,672	—	11,254,860

Total Common Stock	35,347,313	39,813,235	40	75,160,588

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

Investments in Securities	Level 1	Level 2	Level 3†	Total
Preferred Stock
Brazil	$863,851	$—	$—	$863,851

Total Investments in Securities	$36,211,164	$39,813,235	$40	$76,024,439

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through September 30, 2022, Institutional Shares of the GQG Partners US Quality Dividend Income Fund outperformed the MSCI USA High Dividend Yield Index by 161 basis points, posting a total return of -13.19 per cent versus a benchmark return of -14.80 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy and underweights to Communication Services and Information Technology. The largest detractors to relative performance were stock selection in Consumer Staples, Materials and Utilities.

During the period, we increased exposure to the Information Technology and Financials sectors. In Information Technology, we observed the contraction of valuation multiples from what we considered to be excessive heights to levels more in-line with historical norms for a few industry-leading businesses that we think have either monopoly-type characteristics or premium franchises with secular tailwinds. In Financials, we identified select companies that are expected to benefit from a rising interest rate environment and/or solid loan growth.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Exxon Mobil Corporation - Exxon Mobil is a Texas based oil and natural gas producer. It also markets petroleum, petrochemical and other specialty products. The stock increased during the period driven by record earnings. The production profile from Exxon’s existing assets in Guyana and the Permian basin in west Texas appears to be robust while the company set investor expectations for elevated refining margins for the next several years until planned capacity additions come online in Asia and the Middle East.

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

Definition of the Comparative Index

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

SECTOR WEIGHTING †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.1%

	Shares	Value

AUSTRALIA — 1.1%
Rio Tinto ADR	22,069	$1,215,119

CANADA — 2.8%
Enbridge	86,507	3,209,410

UNITED KINGDOM — 6.6%
AstraZeneca ADR	75,531	4,142,120
British American Tobacco ADR	99,445	3,530,297

		7,672,417

UNITED STATES — 82.6%

Consumer Discretionary — 1.8%
McDonald’s	9,235	2,130,884

Consumer Staples — 5.1%
Philip Morris International	44,708	3,711,211
Procter & Gamble	17,482	2,207,103

		5,918,314

Energy — 19.0%
Chevron	31,512	4,527,329
Devon Energy	93,080	5,596,901
Exxon Mobil	100,027	8,733,357
ONEOK	41,184	2,110,268

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Energy (continued)
Valero Energy	9,337	$997,659

		21,965,514

Financials — 11.6%
Bank of America	163,613	4,941,113
Blackstone, Cl A	30,536	2,555,863
Charles Schwab	58,240	4,185,709
CME Group, Cl A	10,150	1,797,869

		13,480,554

Health Care — 13.3%
AbbVie	27,373	3,673,730
Johnson & Johnson	29,390	4,801,150
Merck	33,571	2,891,135
UnitedHealth Group	7,904	3,991,836

		15,357,851

Industrials — 6.8%
L3Harris Technologies	10,234	2,126,932
Lockheed Martin	9,006	3,478,928
United Parcel Service, Cl B	13,645	2,204,213

		7,810,073

Information Technology — 14.9%
Analog Devices	19,032	2,651,919
Broadcom	6,885	3,057,009
Lam Research	6,136	2,245,776
Microsoft	14,726	3,429,685
Oracle	41,267	2,520,176
Texas Instruments	21,799	3,374,049

		17,278,614

Utilities — 10.1%
American Electric Power	30,763	2,659,461
CMS Energy	55,141	3,211,412
Exelon	86,050	3,223,433

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Utilities (continued)
FirstEnergy	70,658	$2,614,346

		11,708,652

TOTAL UNITED STATES		95,650,456

Total Common Stock (Cost $112,709,931)		107,747,402

Total Investments— 93.1% (Cost $112,709,931)		$107,747,402

Percentages are based on Net Assets of $115,791,505.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Assets:
Investments, at Value (Cost $9,966,566,072, $1,038,541,220 and $1,065,913,595)	$9,061,338,312	$1,011,244,974	$1,071,947,304
Foreign Currency, at Value (Cost $3,353,771, $105,216 and $86)	3,520,609	107,140	78
Cash	189,994,149	28,895,504	55,321,199
Receivable for Capital Shares Sold	42,251,226	4,510,976	9,611,297
Dividend and Interest Receivable	19,580,503	2,003,260	1,499,965
Receivable for Investment Securities Sold	17,480,411	10,982,403	17,184,724
Reclaim Receivable	2,101,576	546,434	–
Unrealized Gain on Foreign Spot Currency Contracts	–	538	–
Other Prepaid Expenses	174,687	65,983	91,757

Total Assets	9,336,441,473	1,058,357,212	1,155,656,324

Liabilities:
Payable for Investment Securities Purchased	47,158,194	18,426,321	15,690,777
Accrued Foreign Capital Gains Tax on Appreciated Securities	46,850,236	–	–
Payable for Capital Shares Redeemed	15,312,882	864,424	3,186,828
Payable to Investment Adviser	7,256,298	616,551	424,581
Payable to Administrator	244,717	27,710	30,025
Transfer Agent Fee Payable	85,135	12,056	12,154
Unrealized Loss on Foreign Spot Currency Contracts	81,761	–	–
Audit Fee Payable	12,484	12,334	12,534
Chief Compliance Officer Fees Payable	10,769	259	343
Payable to Trustees	9,282	797	632
Other Accrued Expenses and Other Payables	458,827	43,402	17,897

Total Liabilities	117,480,585	20,003,854	19,375,771

Net Assets	$9,218,960,888	$1,038,353,358	$1,136,280,553

Net Assets Consist of:
Paid-in Capital	$10,649,287,340	$1,112,057,163	$1,158,940,214
Total Distributable Loss	(1,430,326,452)	(73,703,805)	(22,659,661)

Net Assets	$9,218,960,888	$1,038,353,358	$1,136,280,553

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Investor Shares:
Net Assets	$199,131,301	$11,563,642	$58,264,238
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	15,485,329	915,633	3,973,069
Net Asset Value, Offering and Redemption Price Per Share	$12.86	$12.63	$14.66

Institutional Shares:
Net Assets	$8,912,517,602	$984,245,464	$1,070,035,015
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	689,232,564	77,711,977	72,750,474
Net Asset Value, Offering and Redemption Price Per Share	$12.93	$12.67	$14.71

R6 Shares:
Net Assets	$107,311,985	$42,544,252	$7,981,300
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	8,297,410	3,360,611	542,469
Net Asset Value, Offering and Redemption Price Per Share	$12.93	$12.66	$14.71

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Assets:
Investments, at Value (Cost $71,534,916, $83,499,793 and $112,709,931)	$65,420,207	$76,024,439	$107,747,402
Foreign Currency, at Value (Cost $24, $1,341,237 and $–)	28	1,341,237	–
Cash	8,630,050	6,685,386	7,162,353
Receivable for Investment Securities Sold	603,406	1,064,394	439,204
Dividend and Interest Receivable	139,929	226,939	193,485
Receivable for Capital Shares Sold	128,261	414,521	267,652
Reclaim Receivable	30,318	50,142	–
Other Prepaid Expenses	32,276	30,086	40,373

Total Assets	74,984,475	85,837,144	115,850,469

Liabilities:

Payable for Investment Securities Purchased	4,710,103	5,836,496	–
Payable for Capital Shares Redeemed	211,508	15,662	–
Payable to Investment Adviser	31,620	32,246	33,362
Audit Fee Payable	12,484	12,484	12,334
Transfer Agent Fee Payable	6,822	6,780	6,781
Payable to Administrator	1,753	5,342	2,907
Unrealized Loss on Foreign Spot Currency Contracts	819	4,880	–
Payable to Trustees	66	70	75
Other Accrued Expenses and Other Payables	19,632	13,325	3,505

Total Liabilities	4,994,807	5,927,285	58,964

Net Assets	$69,989,668	$79,909,859	$115,791,505

Net Assets Consist of:
Paid-in Capital	$83,112,011	$95,360,715	$127,647,594
Total Distributable Loss	(13,122,343)	(15,450,856)	(11,856,089)

Net Assets	$69,989,668	$79,909,859	$115,791,505

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Investor Shares:
Net Assets	$6,668,517	$829,806	$1,105,503
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	778,370	106,508	111,036
Net Asset Value, Offering and Redemption Price Per Share	$8.57	$7.79	$9.96

Institutional Shares:
Net Assets	$63,321,151	$79,080,053	$114,686,002
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	7,393,965	10,150,148	11,519,387
Net Asset Value, Offering and Redemption Price Per Share	$8.56	$7.79	$9.96

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD ENDED SEPTEMBER 30, 2022 (Unaudited)

STATEMENTS OF OPERATIONS

		GQG Partners Emerging Markets Equity Fund		GQG Partners Global Quality Equity Fund		GQG Partners US Select Quality Equity Fund

Investment Income:
Dividends	$	445,882,270	$	29,529,482	$	14,725,773
Interest		2,364,015		214,723		292,365
Less: Foreign Taxes Withheld		(21,136,128)		(509,701)		(9,290)

Total Investment Income		427,110,157		29,234,504		15,008,848

Expenses:
Investment Advisory Fees		42,414,318		3,401,656		2,544,919
Administration Fees		1,464,176		162,524		175,580
Shareholder Servicing Fees, Investor Shares		178,063		6,107		20,609
Trustees’ Fees		21,130		2,217		2,388
Chief Compliance Officer Fees		10,515		1,287		1,373
Custodian Fees		1,103,221		36,208		4,829
Transfer Agent Fees		335,153		37,960		38,303
Registration and Filing Fees		259,559		66,716		45,353
Printing Fees		94,777		9,978		10,907
Legal Fees		40,859		4,034		4,334
Audit Fees		12,484		12,334		12,334
Other Expenses		61,728		12,022		6,630

Total Expenses		45,995,983		3,753,043		2,867,559

Less:
Waiver of Investment Advisory Fees		–		–		(79,683)
Advisory Waiver Recapture - Note 5		518,839		180,388		–
Fees Paid Indirectly		(151,705)		(2,291)		(1,535)

Net Expenses		46,363,117		3,931,140		2,786,341

Net Investment Income		380,747,040		25,303,364		12,222,507

Net Realized Gain (Loss) on:
Investments		(612,344,451)		(75,489,620)		(81,439,264)
Foreign Currency Transactions		(12,913,243)		(468,035)		–

Net Realized Loss		(625,257,694)		(75,957,655)		(81,439,264)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments		(1,474,415,158)		(151,233,186)		(149,613,230)
Accrued Foreign Capital Gains Tax on Appreciated Securities		7,308,896		–		–
Foreign Currency Translation		(111,115)		(42,885)		(7)

Net Change in Unrealized Depreciation		(1,467,217,377)		(151,276,071)		(149,613,237)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions		(2,092,475,071)		(227,233,726)		(231,052,501)

Net Decrease in Net Assets Resulting from Operations	$	(1,711,728,031)	$	(201,930,362)	$	(218,829,994)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD ENDED SEPTEMBER 30, 2022 (Unaudited)

STATEMENTS OF OPERATIONS

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Investment Income:
Dividends	$3,031,315	$2,665,401	$1,876,143
Interest	16,113	22,415	40,284
Less: Foreign Taxes Withheld	(90,054)	(101,834)	(16,768)

Total Investment Income	2,957,374	2,585,982	1,899,659

Expenses:
Investment Advisory Fees	232,470	182,042	238,991
Administration Fees	11,118	32,589	16,486
Chief Compliance Officer Fees	288	264	317
Trustees’ Fees	159	111	220
Shareholder Servicing Fees, Investor Shares	4	6	33
Transfer Agent Fees	20,472	20,309	20,599
Registration and Filing Fees	15,359	11,700	14,049
Offering Costs	13,762	13,762	13,762
Audit Fees	12,484	12,484	12,334
Custodian Fees	9,181	11,437	1,681
Printing Fees	682	480	996
Legal Fees	312	208	390
Other Expenses	1,160	1,244	934

Total Expenses	317,451	286,636	320,792

Less:
Waiver of Investment Advisory Fees	(49,161)	(65,334)	(60,497)
Fees Paid Indirectly	(51)	(47)	(59)

Net Expenses	268,239	221,255	260,236

Net Investment Income	2,689,135	2,364,727	1,639,423

Net Realized Gain (Loss) on:
Investments	(2,389,238)	(3,588,183)	(4,500,073)
Foreign Currency Transactions	(10,654)	7,046	–

Net Realized Loss	(2,399,892)	(3,581,137)	(4,500,073)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,822,089)	(8,908,556)	(13,870,778)
Foreign Currency Translation	(1,074)	(9,692)	–

Net Change in Unrealized Depreciation	(10,823,163)	(8,918,248)	(13,870,778)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(13,223,055)	(12,499,385)	(18,370,851)

Net Decrease in Net Assets Resulting from Operations	$(10,533,920)	$(10,134,658)	$(16,731,428)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

Operations:
Net Investment Income	$380,747,040	$194,421,361	$61,937,095
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(625,257,694)	(237,894,532)	386,863,002
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translation	(1,467,217,377)	(836,417,176)	383,837,887

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,711,728,031)	(879,890,347)	832,637,984

Distributions
Investor Shares	–	(8,353,349)	(204,085)
Institutional Shares	–	(328,324,366)	(14,768,602)
R6 Shares	–	(2,771,091)	(72,130)

Total Distributions	–	(339,448,806)	(15,044,817)

Capital Share Transactions (2):
Investor Shares
Issued	71,768,533	132,044,594	137,607,604
Reinvestment of Distributions	–	8,243,157	201,627
Redeemed	(41,212,702)	(80,116,888)	(67,469,610)

Net Investor Shares Transactions	30,555,831	60,170,863	70,339,621

Institutional Shares
Issued	3,355,371,993	3,060,894,668	4,276,032,754
Reinvestment of Distributions	–	254,435,943	11,352,390
Redeemed	(1,587,459,245)	(1,755,674,769)	(933,212,221)

Net Institutional Shares Transactions	1,767,912,748	1,559,655,842	3,354,172,923

R6 Shares
Issued	75,351,782	25,838,822	50,810,727
Reinvestment of Distributions	–	2,712,960	72,130
Redeemed	(22,621,458)	(18,017,008)	(12,757,155)

Net R6 Shares Transactions	52,730,324	10,534,774	38,125,702

Net Increase in Net Assets From Capital Share Transactions	1,851,198,903	1,630,361,479	3,462,638,246

Total Increase in Net Assets	139,470,872	411,022,326	4,280,231,413

Net Assets:
Beginning of Year or Period	9,079,490,016	8,668,467,690	4,388,236,277

End of Year or Period	$9,218,960,888	$9,079,490,016	$8,668,467,690

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

		Period Ended September 30, 2022 (Unaudited)		Period Ended March 31, 2022(1)		Year Ended July 31, 2021

Operations:
Net Investment Income	$	25,303,364	$	14,195,056	$	3,471,690
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions		(75,957,655)		3,902,428		(1,310,651)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation		(151,276,071)		28,584,342		67,420,143

Net Increase (Decrease) in Net Assets Resulting From Operations		(201,930,362)		46,681,826		69,581,182

Distributions
Institutional Shares		–		(11,799,498)		(397,457)
Investor Shares		–		(36,648)		–
R6 Shares		–		(827,052)		(358)

Total Distributions		–		(12,663,198)		(397,815)

Capital Share Transactions (2):
Investor Shares
Issued		10,980,111		1,950,227		946,932
Reinvestment of Distributions		–		35,486		–
Redeemed		(1,649,768)		(62,261)		(435,871)

Net Investor Shares Transactions		9,330,343		1,923,452		511,061

Institutional Shares
Issued		433,785,206		246,405,116		432,020,577
Reinvestment of Distributions		–		11,585,803		395,333
Redeemed		(93,167,715)		(65,424,825)		(88,747,400)

Net Institutional Shares Transactions		340,617,491		192,566,094		343,668,510

R6 Shares
Issued		–		–		49,246,709
Reinvestment of Distributions		–		827,052		358
Redeemed		–		(4,200,000)		–

Net R6 Shares Transactions		–		(3,372,948)		49,247,067

Net Increase in Net Assets From Capital Share Transactions		349,947,834		191,116,598		393,426,638

Total Increase in Net Assets		148,017,472		225,135,226		462,610,005

Net Assets:
Beginning of Year or Period		890,335,886		665,200,660		202,590,655

End of Year or Period	$	1,038,353,358	$	890,335,886	$	665,200,660

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

Operations:
Net Investment Income	$12,222,507	$7,897,425	$3,766,535
Net Realized Gain (Loss) on Investments	(81,439,264)	36,652,751	6,466,282
Net Change in Unrealized Appreciation (Depreciation) on Investments	(149,613,237)	28,197,009	101,748,985

Net Increase (Decrease) in Net Assets Resulting From Operations	(218,829,994)	72,747,185	111,981,802

Distributions
Investor Shares	–	(330,662)	(9,539)
Institutional Shares	–	(12,777,871)	(3,506,010)
R6 Shares	–	(131,593)	(2,421)

Total Distributions	–	(13,240,126)	(3,517,970)

Capital Share Transactions (2):
Investor Shares
Issued	48,531,003	23,588,569	819,339
Reinvestment of Distributions	–	330,643	9,539
Redeemed	(6,919,618)	(1,086,953)	(225,864)

Net Investor Shares Transactions	41,611,385	22,832,259	603,014

Institutional Shares
Issued	459,095,159	260,265,790	434,141,334
Reinvestment of Distributions	–	12,509,791	3,239,261
Redeemed	(65,340,748)	(118,556,349)	(38,607,432)

Net Institutional Shares Transactions	393,754,411	154,219,232	398,773,163

R6 Shares
Issued	994,742	1,382,669	9,982,295
Reinvestment of Distributions	–	131,593	2,421
Redeemed	(1,036,943)	(2,495,857)	(1,159,336)

Net R6 Shares Transactions	(42,201)	(981,595)	8,825,380

Net Increase in Net Assets From Capital Share Transactions	435,323,595	176,069,896	408,201,557

Total Increase in Net Assets	216,493,601	235,576,955	516,665,389

Net Assets:
Beginning of Year or Period	919,786,952	684,209,997	167,544,608

End of Year or Period	$1,136,280,553	$919,786,952	$684,209,997

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended, September 30, 2022 (Unaudited)	Period Ended, March 31, 2022(1)

Operations:
Net Investment Income	$2,689,135	$1,298,373
Net Realized Loss on Investments and Foreign Currency Transactions	(2,399,892)	(4,614,657)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(10,823,163)	4,707,054

Net Increase (Decrease) in Net Assets Resulting From Operations	(10,533,920)	1,390,770

Distributions
Investor Shares	(159,825)	(20,339)
Institutional Shares	(2,536,701)	(1,262,328)
Return of Capital
Investor Shares	–	(641)
Institutional Shares	–	(39,797)

Total Distributions	(2,696,526)	(1,323,105)

Capital Share Transactions (2):
Investor Shares
Issued	5,905,055	1,002,616
Reinvestment of Distributions	159,738	20,963
Redeemed	(138,957)	(5)

Net Investor Shares Transactions	5,925,836	1,023,574

Institutional Shares
Issued	7,116,972	69,823,416
Reinvestment of Distributions	2,536,701	1,302,125
Redeemed	(3,942,227)	(633,948)

Net Institutional Shares Transactions	5,711,446	70,491,593

Net Increase in Net Assets From Capital Share Transactions	11,637,282	71,515,167

Total Increase (Decrease) in Net Assets	(1,593,164)	71,582,832

Net Assets:
Beginning of Period	71,582,832	–

End of Period	$69,989,668	$71,582,832

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended, September 30, 2022 (Unaudited)	Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$2,364,727	$1,091,387
Net Realized Loss on Investments and Foreign Currency Transactions .	(3,581,137)	(4,434,040)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(8,918,248)	1,430,366

Net Decrease in Net Assets Resulting From Operations	(10,134,658)	(1,912,287)

Distributions
Investor Shares	(33,060)	(22,477)
Institutional Shares	(2,337,667)	(1,010,707)

Total Distributions	(2,370,727)	(1,033,184)

Capital Share Transactions (2):
Investor Shares
Issued	3,000	1,050,181
Reinvestment of Distributions	33,060	22,477
Redeemed	(43,584)	(5)

Net Investor Shares Transactions	(7,524)	1,072,653

Institutional Shares
Issued	48,859,087	46,750,844
Reinvestment of Distributions	2,337,667	1,010,707
Redeemed	(4,427,753)	(234,966)

Net Institutional Shares Transactions	46,769,001	47,526,585

Net Increase in Net Assets From Capital Share Transactions	46,761,477	48,599,238

Total Increase in Net Assets	34,256,092	45,653,767

Net Assets:
Beginning of Period	45,653,767	–

End of Period	$79,909,859	$45,653,767

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended, September 30, 2022 (Unaudited)	Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$1,639,423	$1,389,221
Net Realized Loss on Investments	(4,500,073)	(2,407,126)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13,870,778)	8,908,249

Net Increase (Decrease) in Net Assets Resulting From Operations	(16,731,428)	7,890,344

Distributions
Investor Shares	(16,617)	(21,380)
Institutional Shares	(1,624,458)	(1,352,550)
Return of Capital
Investor Shares	–	(262)
Institutional Shares	–	(16,552)

Total Distributions	(1,641,075)	(1,390,744)

Capital Share Transactions (2):
Investor Shares
Issued	97,635	1,046,116
Reinvestment of Distributions	16,617	21,642
Redeemed	(53,722)	(5)

Net Investor Shares Transactions	60,530	1,067,753

Institutional Shares
Issued	58,632,648	71,482,579
Reinvestment of Distributions	1,553,253	1,369,102
Redeemed	(6,446,789)	(54,668)

Net Institutional Shares Transactions	53,739,112	72,797,013

Net Increase in Net Assets From Capital Share Transactions	53,799,642	73,864,766

Total Increase in Net Assets	35,427,139	80,364,366

Net Assets:
Beginning of Period	80,364,366	–

End of Period	$115,791,505	$80,364,366

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share
Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended, September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$15.44	$17.65	$14.84	$13.11	$12.43	$12.14

Income from Investment Operations:
Net Investment Income*	0.57	0.36	0.13	0.07	0.14	0.07
Net Realized and Unrealized Gain (Loss)	(3.15)	(1.94)	2.71	1.80	0.61	0.24^

Total from Investment Operations	(2.58)	(1.58)	2.84	1.87	0.75	0.31

Dividends and Distributions:
Net Investment Income	—	(0.38)	(0.03)	(0.14)	(0.07)	(0.02)
Capital Gains	—	(0.25)	—	—	—	—

Total Dividends and Distributions	—	(0.63)	(0.03)	(0.14)	(0.07)	(0.02)

Net Asset Value, End of Year/Period	$12.86	$15.44	$17.65	$14.84	$13.11	$12.43

Total Return†	(16.71)%	(9.19)%	19.12%	14.39%	6.10%	2.57%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$199,131	$204,004	$173,963	$88,121	$18,124	$9,932
Ratio of Expenses to Average Net Assets	1.16%††(2)	1.16%††(2)	1.16%(2)	1.16%	1.20%	1.26%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.15%††	1.15%††	1.16%	1.22%	1.26%	1.33%
Ratio of Net Investment Income to Average Net Assets	8.02%††	3.14%††	0.72%	0.53%	1.17%	0.55%
Portfolio Turnover Rate	48%‡	75%‡	101%	93%	74%	94%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended, September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$15.52	$17.74	$14.90	$13.15	$12.47	$12.17

Income from Investment Operations:
Net Investment Income*	0.58	0.37	0.16	0.09	0.18	0.10
Net Realized and Unrealized Gain (Loss)	(3.17)	(1.93)	2.72	1.82	0.59	0.23^

Total from Investment Operations	(2.59)	(1.56)	2.88	1.91	0.77	0.33

Dividends and Distributions:
Net Investment Income	—	(0.41)	(0.04)	(0.16)	(0.09)	(0.03)
Capital Gains	—	(0.25)	—	—	—	—
Total Dividends and Distributions	—	(0.66)	(0.04)	(0.16)	(0.09)	(0.03)

Net Asset Value, End of Year/Period	$12.93	$15.52	$17.74	$14.90	$13.15	$12.47

Total Return†	(16.69)%	(9.07)%	19.35%	14.62%	6.31%	2.72%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$8,912,518	$8,809,402	$8,429,150	$4,276,901	$1,783,796	$928,267
Ratio of Expenses to Average Net Assets	0.98%††(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%	1.08%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.97%††	0.97%††	0.98%	1.03%	1.07%	1.15%
Ratio of Net Investment Income to Average Net Assets	8.08%††	3.25%††	0.90%	0.67%	1.46%	0.79%
Portfolio Turnover Rate	48%‡	75%‡	101%	93%	74%	94%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$15.52	$17.74	$14.90	$13.14	$12.47	$12.17

Income from Investment Operations:
Net Investment Income*	0.59	0.37	0.21	0.08	0.19	0.14
Net Realized and Unrealized Gain (Loss)	(3.18)	(1.93)	2.67	1.84	0.57	0.19^

Total from Investment Operations	(2.59)	(1.56)	2.88	1.92	0.76	0.33

Dividends and Distributions:
Net Investment Income	—	(0.41)	(0.04)	(0.16)	(0.09)	(0.03)
Capital Gains	—	(0.25)	—	—	—	—

Total Dividends and Distributions	—	(0.66)	(0.04)	(0.16)	(0.09)	(0.03)

Net Asset Value, End of Year/Period	$12.93	$15.52	$17.74	$14.90	$13.14	$12.47

Total Return†	(16.69)%	(9.07)%	19.35%	14.71%	6.23%	2.72%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$107,312	$66,084	$65,354	$23,214	$13,241	$5,575
Ratio of Expenses to Average Net Assets	0.98%††(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%	1.08%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.97%††	0.97%††	0.98%	1.03%	1.07%	1.15%
Ratio of Net Investment Income to Average Net Assets	8.37%††	3.25%††	1.17%	0.65%	1.57%	1.06%
Portfolio Turnover Rate	48%‡	75%‡	101%	93%	74%	94%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.28	$14.62	$12.48	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.35	0.27	0.08	0.04	0.03

Net Realized and Unrealized Gain (Loss)	(3.00)	0.62	2.06	1.96	0.45

Total from Investment Operations	(2.65)	0.89	2.14	2.00	0.48

Dividends and Distributions:
Net Investment Income	—	(0.23)	—	—	—

Total Dividends and Distributions	—	(0.23)	—	—	—

Net Asset Value, End of Year/Period	$12.63	$15.28	$14.62	$12.48	$10.48

Total Return†	(17.34)%	6.11%	17.15%	19.08%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$11,564	$4,087	$2,017	$1,252	$334

Ratio of Expenses to Average Net Assets	0.90%††(3)	0.90%††(3)	0.90%	0.90%	0.90%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.87%††	0.88%††	0.91%	1.35%	3.91%††

Ratio of Net Investment Income to Average Net Assets	4.91%††	2.75%††	0.62%	0.33%	0.74%††

Portfolio Turnover Rate	69%‡	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.31	$14.65	$12.50	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.35	0.28	0.12	0.05	0.03

Net Realized and Unrealized Gain (Loss)	(2.99)	0.63	2.04	1.97	0.45

Total from Investment Operations	(2.64)	0.91	2.16	2.02	0.48

Dividends and Distributions:
Net Investment Income	—	(0.25)	(0.01)	—^	—

Total Dividends and Distributions	—	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$12.67	$15.31	$14.65	$12.50	$10.48

Total Return†	(17.24)%	6.22%	17.33%	19.32%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$984,245	$834,826	$610,670	$201,026	$17,439

Ratio of Expenses to Average Net Assets	0.75%††(3)	0.75%††(3)	0.75%	0.75%	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.72%††	0.73%††	0.76%	1.14%	3.75%††

Ratio of Net Investment Income to Average Net Assets	4.84%††	2.81%††	0.86%	0.48%	0.88%††

Portfolio Turnover Rate	69%‡	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.30	$14.64	$12.50	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.34	0.28	0.19	0.05	0.03

Net Realized and Unrealized Gain (Loss)	(2.98)	0.63	1.96	1.97	0.45

Total from Investment Operations	(2.64)	0.91	2.15	2.02	0.48

Dividends and Distributions:
Net Investment Income	—	(0.25)	(0.01)	—^	—

Total Dividends and Distributions	—	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/ Period	$12.66	$15.30	$14.64	$12.50	$10.48

Total Return†	(17.25)%	6.23%	17.25%	19.32%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$42,544	$51,423	$52,514	$313	$262

Ratio of Expenses to Average Net Assets	0.75%††(3)	0.75%††(3)	0.75%	0.75%	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.72%††	0.73%††	0.76%	1.29%	3.77%††

Ratio of Net Investment Income to Average Net Assets	4.73%††	2.76%††	1.32%	0.50%	0.95%††

Portfolio Turnover Rate	69%‡	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$17.74	$16.42	$13.37	$10.71	$10.00

Income from Investment Operations:

Net Investment Income*	0.18	0.20	0.09	0.05	0.07

Net Realized and Unrealized Gain (Loss)	(3.26)	1.37	3.05	2.68	0.65

Total from Investment Operations	(3.08)	1.57	3.14	2.73	0.72

Dividends and Distributions:
Net Investment Income	—	(0.14)	(0.01)	(0.07)	(0.01)
Capital Gains	—	(0.11)	(0.08)	—	—

Total Dividends and Distributions	—	(0.25)	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Year/ Period	$14.66	$17.74	$16.42	$13.37	$10.71

Total Return†	(17.31)%	9.66%	23.57%	25.62%	7.20%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$58,264	$25,786	$2,186	$1,233	$377

Ratio of Expenses to Average Net Assets	0.59%††	0.59%††	0.59%	0.60%	0.71%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.60%††	0.61%††	0.63%	0.94%	4.18%††

Ratio of Net Investment Income to Average Net Assets	2.12%††	1.75%††	0.61%	0.47%	0.87%††

Portfolio Turnover Rate	96%‡	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$17.78	$16.45	$13.39	$10.72	$10.00

Income from Investment Operations:

Net Investment Income*	0.18	0.16	0.12	0.06	0.07

Net Realized and Unrealized Gain (Loss)	(3.25)	1.42	3.04	2.68	0.66

Total from Investment Operations	(3.07)	1.58	3.16	2.74	0.73

Dividends and Distributions:
Net Investment Income	—	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	—	(0.11)	(0.08)	—	—

Total Dividends and Distributions	—	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/ Period	$14.71	$17.78	$16.45	$13.39	$10.72

Total Return†	(17.27)%	9.72%	23.69%	25.72%	7.33%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$1,070,035	$884,331	$672,120	$165,974	$44,440

Ratio of Expenses to Average Net Assets	0.49%††	0.49%††	0.49%	0.54%	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.50%††	0.51%††	0.53%	0.86%	1.82%††

Ratio of Net Investment Income to Average Net Assets	2.16%††	1.45%††	0.80%	0.54%	0.79%††

Portfolio Turnover Rate	96%‡	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$17.79	$16.46	$13.39	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.18	0.16	0.13	0.07	0.08
Net Realized and Unrealized Gain (Loss)	(3.26)	1.42	3.04	2.66	0.66

Total from Investment Operations	(3.08)	1.58	3.17	2.73	0.74

Dividends and Distributions:
Net Investment Income	—	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	—	(0.11)	(0.08)	—	—

Total Dividends and Distributions	—	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$14.71	$17.79	$16.46	$13.39	$10.73

Total Return†	(17.31)%	9.72%	23.77%	25.60%	7.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$7,981	$9,670	$9,904	$337	$268
Ratio of Expenses to Average Net Assets	0.49%††	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.50%††	0.51%††	0.53%	0.93%	3.76%††
Ratio of Net Investment Income to Average Net Assets	2.09%††	1.39%††	0.84%	0.60%	0.99%††
Portfolio Turnover Rate	96%‡	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.44	0.30
Net Realized and Unrealized Gain (Loss)	(1.88)	0.27

Total from Investment Operations	(1.44)	0.57

Dividends and Distributions:
Net Investment Income	(0.35)	(0.20)
Return of Capital	—	(0.01)

Total Dividends and Distributions	(0.35)	(0.21)

Net Asset Value, End of Period	$8.57	$10.36

Total Return†	(14.03)%	5.69%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$6,669	$1,060
Ratio of Expenses to Average Net Assets	0.75%††	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.89%††	1.83%††
Ratio of Net Investment Income to Average Net Assets	9.01%††	3.92%††
Portfolio Turnover Rate	40%‡	109%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.37	0.32
Net Realized and Unrealized Gain (Loss)	(1.82)	0.25

Total from Investment Operations	(1.45)	0.57

Dividends and Distributions:
Net Investment Income	(0.35)	(0.20)
Return of Capital	—	(0.01)

Total Dividends and Distributions	(0.35)	(0.21)

Net Asset Value, End of Period	$8.56	$10.36

Total Return†	(14.13)%	5.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$63,321	$70,523
Ratio of Expenses to Average Net Assets	0.75%††	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.89%††	1.29%††
Ratio of Net Investment Income to Average Net Assets	7.50%††	4.14%††
Portfolio Turnover Rate	40%‡	109%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Shares
	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.37	0.32
Net Realized and Unrealized Loss	(1.81)	(0.56)

Total from Investment Operations	(1.44)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.31)	(0.22)

Total Dividends and Distributions	(0.31)	(0.22)

Net Asset Value, End of Period	$7.79	$9.54

Total Return†	(15.24)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$830	$1,025
Ratio of Expenses to Average Net Assets	0.79%††	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.02%††	1.91%††
Ratio of Net Investment Income to Average Net Assets	8.35%††	4.33%††
Portfolio Turnover Rate	42%‡	102%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)

Net Asset Value, Beginning of Period	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.37	0.35
Net Realized and Unrealized Loss	(1.81)	(0.59)

Total from Investment Operations	(1.44)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.31)	(0.22)

Total Dividends and Distributions	(0.31)	(0.22)

Net Asset Value, End of Period	$7.79	$9.54

Total Return†	(15.24)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$79,080	$44,629
Ratio of Expenses to Average Net Assets	0.79%††	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.02%††	1.48%††
Ratio of Net Investment Income to Average Net Assets	8.44%††	4.67%††
Portfolio Turnover Rate	42%‡	102%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

	Investor Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)

Net Asset Value, Beginning of Period	$11.64	$10.00

Income from Investment Operations:

Net Investment Income*	0.17	0.28

Net Realized and Unrealized Gain (Loss)	(1.70)	1.57

Total from Investment Operations	(1.53)	1.85

Dividends and Distributions:

Net Investment Income	(0.15)	(0.21)

Return of Capital	—	—^

Total Dividends and Distributions	(0.15)	(0.21)

Net Asset Value, End of Period	$9.96	$11.64

Total Return†	(13.19)%	18.57%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$1,106	$1,232

Ratio of Expenses to Average Net Assets	0.49%††	0.49%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.60%††	1.49%††

Ratio of Net Investment Income to Average Net Assets	2.94%††	3.49%††

Portfolio Turnover Rate	64%‡	99%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share
Outstanding Throughout the Period

	Institutional Shares

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)

Net Asset Value, Beginning of Period	$11.64	$10.00

Income from Investment Operations:

Net Investment Income*	0.18	0.34

Net Realized and Unrealized Gain (Loss)	(1.71)	1.51

Total from Investment Operations	(1.53)	1.85

Dividends and Distributions:

Net Investment Income	(0.15)	(0.21)

Return of Capital	—	—^

Total Dividends and Distributions	(0.15)	(0.21)

Net Asset Value, End of Period	$9.96	$11.64

Total Return†	(13.19)%	18.57%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$114,686	$79,132

Ratio of Expenses to Average Net Assets	0.49%††	0.49%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.60%††	0.98%††

Ratio of Net Investment Income to Average Net Assets	3.09%††	4.10%††

Portfolio Turnover Rate	64%‡	99%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
SEPTEMBER 30, 2022
(Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund (each a “Fund” and collectively, the “Funds”). The investment objective of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund is to seek long-term capital appreciation. The investment objective of GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund is to seek long-term capital appreciation and dividend income. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively and currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021 and currently offer Investor Shares and Institutional Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held. Effective September 23, 2021, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund changed their fiscal year end to March 31.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and the GQG Partners International Quality Dividend Income Fund use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

Emerging Markets Equity Fund has accrued foreign tax in the amount of $46,850,236 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund distribute substantially all of their net investment income annually. GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund distribute substantially all of their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of September 30, 2022, the offering costs have been fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

classes and the average daily net assets of the Funds. For the period ended September 30, 2022, GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund were charged $1,464,176, $162,524, $175,580, $11,118, $32,589, and $16,486, respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended September 30, 2022, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund earned credits of $151,705, $2,291, $1,535, $51, $47, and $59, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the Funds at a fee calculated at an annual rate of the Funds’ respective average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses for the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below (the “Contractual Expense Limit”) until July 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

	Advisory Fee	Contractual Expense Limitation
GQG Partners Emerging Markets Equity Fund	0.90%	0.98%
GQG Partners Global Quality Equity Fund	0.65%	0.75%
GQG Partners US Select Quality Equity Fund	0.45%	0.49%
GQG Partners Global Quality Dividend Income Fund	0.65%	0.75%
GQG Partners International Quality Dividend Income Fund	0.65%	0.79%
GQG Partners US Quality Dividend Income Fund	0.45%	0.49%

The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust.

For the period ended September 30, 2022, the Adviser recaptured previously waived fees of $518,839 and $180,388 for the GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund, respectively.

As of September 30, 2022, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until September 30:	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners U.S. Select Quality Equity Fund	GQG Partners Global Quality Dividend Income Fund		GQG Partners International Quality Dividend Income Fund		GQG Partners U.S. Quality Dividend Income Fund
2020	2023	$695,661	$188,499	$223,198	$	N/A	$	N/A	$	N/A
2021	2024	508,262	52,633	214,438		58,198		57,181		56,871
2022	2025	-	-	176,263		162,133		171,273		170,649

		$1,203,923	$241,132	$613,899		$220,331		$228,454		$227,520

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 2022, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Purchases

U.S. Government	$—	$—	$—

Other	6,599,148,606	1,078,456,926	1,452,671,811

Sales

U.S. Government	$—	$—	$—

Other	4,223,153,566	675,814,535	1,012,075,439

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Purchases

U.S. Government	$—	$—	$—

Other	37,834,164	69,904,367	114,866,053

Sales

U.S. Government	$—	$—	$—

Other	26,642,012	21,779,105	60,727,693

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

7.  Share Transactions:

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

GQG Partners Emerging Markets Equity Fund

Investor Shares

Issued	5,164,342	7,572,122	7,679,415

Reinvestment of Distributions	–	489,700	11,302

Redeemed	(2,889,121)	(4,705,799)	(3,774,112)

Total Investor Shares Transactions	2,275,221	3,356,023	3,916,605

Institutional Shares

Issued	234,794,470	181,754,963	240,505,450

Reinvestment of Distributions	–	15,044,295	633,858

Redeemed	(113,337,275)	(104,267,948)	(52,977,911)

Total Institutional Shares Transactions	121,457,195	92,531,310	188,161,397

R6 Shares

Issued	5,535,113	1,461,155	2,871,685

Reinvestment of Distributions	–	160,429	4,027

Redeemed	(1,496,988)	(1,046,714)	(749,537)

Total R6 Shares Transactions	4,038,125	574,870	2,126,175

Net Increase in Shares Outstanding From Share Transactions	127,770,541	96,462,203	194,204,177

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

GQG Partners Global Quality Equity Fund

Investor Shares

Issued	766,053	131,220	71,297

Reinvestment of Distributions	–	2,385	–

Redeemed	(117,945)	(4,066)	(33,671)

Total Investor Shares Transactions	648,108	129,539	37,626

Institutional Shares

Issued	29,688,366	16,430,763	32,321,315

Reinvestment of Distributions	–	777,049	30,670

Redeemed	(6,513,022)	(4,358,328)	(6,747,619)

Total Institutional Shares Transactions	23,175,344	12,849,484	25,604,366

R6 Shares

Issued	–	–	3,561,132

Reinvestment of Distributions	–	55,507	28

Redeemed	–	(281,076)	–

Total R6 Shares Transactions	–	(225,569)	3,561,160

Net Increase in Shares Outstanding From Share Transactions	23,823,452	12,753,454	29,203,152

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

	Period Ended September 30, 2022 (Unaudited)	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

GQG Partners US Select Quality Equity Fund

Investor Shares

Issued	2,937,329	1,364,982	56,159

Reinvestment of Distributions	–	19,759	680

Redeemed	(417,700)	(64,482)	(15,896)

Total Investor Shares Transactions	2,519,629	1,320,259	40,943

Institutional Shares

Issued	26,944,745	15,231,469	30,888,592

Reinvestment of Distributions	–	745,819	230,283

Redeemed	(3,921,375)	(7,106,723)	(2,658,168)

Total Institutional Shares Transactions	23,023,370	8,870,565	28,460,707

R6 Shares

Issued	58,500	81,417	649,754

Reinvestment of Distributions	–	7,845	172

Redeemed	(59,620)	(147,506)	(73,284)

Total R6 Shares Transactions	(1,120)	(58,244)	576,642

Net Increase in Shares Outstanding From Share Transactions	25,541,879	10,132,580	29,078,292

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

	Period Ended
	September	Period Ended
	30, 2022	March 31,
	(Unaudited)	2022(2)
GQG Partners Global Quality Dividend Income Fund

Investor Shares

Issued	673,829	100,261

Reinvestment of Distributions	18,330	2,019

Redeemed	(16,069)	–

Total Investor Shares Transactions	676,090	102,280

Institutional Shares

Issued	734,928	6,741,383

Reinvestment of Distributions	280,463	125,475

Redeemed	(427,139)	(61,145)

Total Institutional Shares Transactions	588,252	6,805,713

Net Increase in Shares Outstanding From Share Transactions	1,264,342	6,907,993

	Period Ended
	September	Period Ended
	30, 2022	March 31,
	(Unaudited)	2022(2)
GQG Partners International Quality Dividend Income Fund

Investor Shares

Issued	340	105,094

Reinvestment of Distributions	3,992	2,283

Redeemed	(5,201)	–

Total Investor Shares Transactions	(869)	107,377

Institutional Shares

Issued	5,714,521	4,599,582

Reinvestment of Distributions	287,740	102,660

Redeemed	(529,912)	(24,443)

Total Institutional Shares Transactions	5,472,349	4,677,799

Net Increase in Shares Outstanding From Share Transactions	5,471,480	4,785,176

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

	Period Ended
	September	Period Ended
	30, 2022	March 31,
	(Unaudited)	2022(2)
GQG Partners US Quality Dividend Income Fund

Investor Shares

Issued	8,594	103,921

Reinvestment of Distributions	1,581	1,897

Redeemed	(4,957)	–

Total Investor Shares Transactions	5,218	105,818

Institutional Shares

Issued	5,146,925	6,682,738

Reinvestment of Distributions	148,284	120,006

Redeemed	(573,901)	(4,665)

Total Institutional Shares Transactions	4,721,308	6,798,079

Net Increase in Shares Outstanding From Share Transactions	4,726,526	6,903,897

(1) For the period August 1, 2021 to September 30, 2022. Effective September 23, 2022, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) Commenced operations on June 30, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2022, July 31, 2021 and July 31, 2020 were as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
GQG Partners Emerging Markets Equity Fund
2022	$209,899,820	$129,548,986	$—	$339,448,806
2021	15,044,817	—	—	15,044,817
2020	25,168,190	—	—	25,168,190
GQG Partners Global Quality Equity Fund
2022	$12,663,198	$—	$—	$12,663,198
2021	397,815	—	—	397,815
2020	29,082	—	—	29,082
GQG Partners US Select Quality Equity Fund
2022	$7,289,909	$5,950,217	$—	$13,240,126
2021	3,108,808	409,162	—	3,517,970
2020	319,385	—	—	319,385
GQG Partners Global Quality Dividend Income Fund
2022	$1,282,667	$—	$40,438	$1,323,105
GQG Partners International Quality Dividend Income Fund
2022	$1,033,184	$—	$—	$1,033,184
GQG Partners US Quality Dividend Income Fund
2022	$1,373,930	$—	$16,814	$1,390,744

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

As of March 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$99,472,608
Capital Loss Carryforwards	(239,283,763)
Unrealized Appreciation	421,064,480
Other Temporary Differences	148,254

Total Distributable Earnings	$281,401,579

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$4,478,410
Undistributed Long-Term Capital Gains	1,449,272
Unrealized Appreciation	122,298,881
Other Temporary Differences	(6)

Total Distributable Earnings	$128,226,557

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$4,653,006
Undistributed Long-Term Capital Gains	37,108,043
Unrealized Appreciation	154,409,290
Other Temporary Differences	(6)

Total Distributable Earnings	$196,170,333

GQG Partners Global Quality Dividend Income Fund

Capital Loss Carryforwards	$(4,523,680)

Unrealized Appreciation	4,640,443

Other Temporary Differences	(8,660)

Total Distributable Earnings	$108,103

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

GQG Partners International Quality Dividend Income Fund

Undistributed Ordinary Income	$4,843

Capital Loss Carryforwards	(4,380,679)

Unrealized Appreciation	1,430,366

Other Temporary Differences	(1)

Total Distributable Earnings	$(2,945,471)

GQG Partners US Quality Dividend Income Fund

Capital Loss Carryforwards	$(2,391,835)

Unrealized Appreciation	8,908,249

Total Distributable Earnings	$6,516,414

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$239,283,763	$—	$239,283,763
GQG Partners Global Quality Dividend Income Fund	4,523,680	—	4,523,680
GQG Partners International Quality Dividend Income Fund	4,380,679	—	4,380,679
GQG Partners US Quality Dividend Income Fund	2,391,835	—	2,391,835

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2022, were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
GQG Partners Emerging Markets Equity Fund	$9,966,566,072	$505,877,182	$ (1,411,104,942)	$ (905,227,760)
GQG Partners Global Quality Equity Fund	1,038,541,220	62,180,412	(89,476,658)	(27,296,246)
GQG Partners US Select Quality Equity Fund	1,065,913,595	90,446,823	(84,413,114)	6,033,709
GQG Partners Global Quality Dividend Income Fund	71,534,916	2,876,071	(8,990,780)	(6,114,709)
GQG Partners International Quality Dividend Income Fund	83,499,793	1,063,498	(8,538,852)	(7,475,354)
GQG Partners US Quality Dividend Income Fund	112,709,931	4,159,057	(9,121,586)	(4,962,529)

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Dividend-Paying Investments Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Foreign Company Risk (All Funds) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (All Funds) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in Russia (All Funds) – Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between Russia and Ukraine could result in geopolitical instability and adversely affect the global economy or specific markets. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as the Company’s products, operations, clients, vendors and employees, which may cause the Funds’ AUM, revenue and earnings to decline. The Funds’ exposure to geopolitical risks may be heightened to the extent such risks arise in countries in which the Funds’ currently operates or is seeking to expand its presence.

Investing in the United States Risk (All Funds) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

Investment Style Risk (All Funds) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (All Funds) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (All Funds) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (All Funds) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (All Funds) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

New Fund Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (All Funds) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Proprietary Model Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners international Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Small- and Mid-Capitalization Company Risk (All Funds) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At September 30, 2022, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	71%
Institutional Shares	3	51%
R6 Shares	3	69%

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	78%
Institutional Shares	2	65%
R6 Shares	1	99%

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	88%
Institutional Shares	3	79%
R6 Shares	1	95%

GQG Partners Global Quality Dividend Income Fund	No. of Shareholders	% Ownership
Investor Shares	2	100%
Institutional Shares	3	83%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

GQG Partners International Quality Dividend Income Fund	No. of Shareholders	% Ownership
Investor Shares	1	100%
Institutional Shares	2	73%

GQG Partners US Quality Dividend Income Fund	No. of Shareholders	% Ownership
Investor Shares	1	93%
Institutional Shares	3	85%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2023 or it may be delayed until a later date (the “Closing Date”). In addition, there is an increasing potential that the Transaction may be cancelled altogether. Assuming the Transaction is consummated, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 to September 30, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$832.90	1.16%	$5.33

Hypothetical 5% Return	1,000.00	1,019.25	1.16	5.87

Institutional Shares

Actual Portfolio Return	$1,000.00	$833.10	0.98	$4.50

Hypothetical 5% Return	1,000.00	1,020.16	0.98	4.96

R6 Shares

Actual Portfolio Return	$1,000.00	$833.10	0.98	$4.50

Hypothetical 5% Return	1,000.00	1,020.16	0.98	4.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

GQG Partners Global Quality Equity Fund

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$826.60	0.90%	$4.12

Hypothetical 5% Return	1,000.00	1,020.56	0.90	4.56

Institutional Shares

Actual Portfolio Return	$1,000.00	$827.60	0.75	$3.44

Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80

R6 Shares

Actual Portfolio Return	$1,000.00	$827.50	0.75	$3.44

Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$826.90	0.59%	$2.70

Hypothetical 5% Return	1,000.00	1,022.11	0.59	2.99

Institutional Shares

Actual Portfolio Return	$1,000.00	$827.30	0.49	$2.24

Hypothetical 5% Return	1,000.00	1,022.61	0.49	2.48

R6 Shares

Actual Portfolio Return	$1,000.00	$826.90	0.49	$2.24

Hypothetical 5% Return	1,000.00	1,022.61	0.49	2.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

GQG Partners Global Quality Dividend Income Fund

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$859.70	0.75%	$3.50

Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80

Institutional Shares

Actual Portfolio Return	$1,000.00	$858.70	0.75	$3.49

Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2022 (Unaudited)

GQG Partners International Quality Dividend Income Fund

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$847.60	0.79%	$3.66

Hypothetical 5% Return	1,000.00	1,021.11	0.79	4.00

Institutional Shares

Actual Portfolio Return	$1,000.00	$847.60	0.79	$3.66

Hypothetical 5% Return	1,000.00	1,021.11	0.79	4.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

GQG Partners US Quality Dividend Income Fund

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$868.10	0.49%	$2.29

Hypothetical 5% Return	1,000.00	1,022.61	0.49	2.48

Institutional Shares

Actual Portfolio Return	$1,000.00	$868.10	0.49	$2.29

Hypothetical 5% Return	1,000.00	1,022.61	0.49	2.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, FL 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

GQG-SA-001-0700

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 9, 2022